UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported)  December 22, 1997


                       CENTRAL AND SOUTH WEST CORPORATION

             (Exact Name of Registrant as Specified in Its Charter)


Delaware                            1-1443                      51-0007707
(State or Other Jurisdiction      (Commission               (IRS Employer
 of Incorporation)                 File Number)              Identification No.)



1616 Woodall Rodgers Freeway, Dallas, Texas                     75202-1234
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code (214) 777-1000

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)









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ITEM 5. OTHER EVENTS.

        On December 23, 1997, Central and South West Corporation (the "Company") issued a news release announcing the Company has executed a Rights Agreement dated as of December 22, 1997 ("Rights Agreement"). The Rights Agreement is attached as Exhibit 4 hereto and incorporated by reference herein. The news release is attached as Exhibit 20 hereto and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED:

       Not applicable.

  (b)  PRO FORMA FINANCIAL INFORMATION:

       Not applicable.

  (c)  EXHIBITS:

4 Rights Agreement dated as of December 22, 1997 between the Company and Central and South West Services, Inc., as Rights Agent.

20 News release dated December 22, 1997 issued by the Company announcing the execution of the Rights Agreement.

                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                             CENTRAL AND SOUTH WEST CORPORATION


Date:  December 30, 1997
                                             BY: /s/ Wendy G. Hargus
                                                 Name: Wendy G. Hargus
                                                 Title: Treasurer

                                  EXHIBIT INDEX


                   The following exhibits are filed herewith:


EXHIBIT NO.

4 Rights Agreement dated as of December 22, 1997 between the Company and Central and South West Services, Inc., as Rights Agent.

20 News release dated December 22, 1997 issued by the Company announcing the execution of the Rights Agreement.